Exhibit 99.56

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-18, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.031033
                                                       ------------------------
       Weighted average maturity                                        173.40
                                                       ------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
            Principal Per    Prepayments Per  Interest Per
      Class  Certificate       Certificate     Certificate    Payout Rate
      -----  -----------       -----------     -----------    -----------
       R    $   0.00000000  $    0.00000000  $  0.00000000   %  0.00000000
       PO   $ 559.04758870  $  557.51540259  $  0.00000000   %  0.00000000
       A    $  24.10248464  $   20.99045805  $  4.95663726   %  6.24999997
       M    $   3.24902747  $    0.00000000  $  5.17484039   %  6.24999879
       B1   $   3.24902004  $    0.00000000  $  5.17483296   %  6.24998977
       B2   $   3.24902004  $    0.00000000  $  5.17483296   %  6.24998977
       B3   $   3.24902507  $    0.00000000  $  5.17484680   %  6.25000657
       B4   $   3.24902507  $    0.00000000  $  5.17484680   %  6.25000648
       B5   $   3.24903281  $    0.00000000  $  5.17482949   %  6.24998557

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                               $      43,702.72
                                                                     -----------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:            $ 166,809,277.54
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  493
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                  0.00  $             0.00  $             0.00  36157RTT2
PO   $             46,733.83  $        20,419.46  $           433.81  GEC9818PO
A    $        167,472,782.23  $   163,231,299.70  $           927.57  36157RTS4
SUP  $        169,213,010.30  $   165,517,288.22  $           931.31  GE9818SUP
M    $          1,338,338.18  $     1,333,961.74  $           990.32  36157RTU9
B1   $            446,112.73  $       444,653.91  $           990.32  36157RTV7
B2   $            446,112.73  $       444,653.91  $           990.32  36157RTW5
B3   $            713,382.93  $       711,050.13  $           990.32  GEC9818B3
B4   $            356,691.47  $       355,525.07  $           990.32  GEC9818B4
B5   $            268,591.34  $       267,713.03  $           990.32  GEC9818B5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             1        Principal Balance        $   289,178.29
                               --------                              -----------
       2.   60-89 days
            Number             2        Principal Balance        $   786,177.44
                               --------                              -----------
       3.   90 days or more
            Number             0        Principal Balance        $         0.00
                               --------                              -----------
       4.   In Foreclosure
            Number             0        Principal Balance        $         0.00
                               --------                              -----------
       5.   Real Estate Owned
            Number             0        Principal Balance        $         0.00
                               --------                              -----------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                 $         0.00
                                                                       ---------

E.     Other Information:

       1.   Special Hazard Loss Amount:                          $         0.00
                                                                    ------------

       2.   Bankruptcy Loss Amount:                              $         0.00
                                                                    ------------

       3.   Fraud Loss Amount:                                   $         0.00
                                                                    ------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.00000000
                                                                     -----------